UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 18, 2022
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 18, 2022, iRhythm Technologies, Inc. (“iRhythm” or the “Company”) issued a press release disclosing preliminary unit volumes for the second quarter ended June 30, 2022 and the matters described below. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2022, David A. Vort resigned from his position as Executive Vice President, Chief Commercial Officer of the Company, effective as of July 25, 2022. In order to support the continued implementation of iRhythm’s commercial strategy and advise on other strategic initiatives, it is expected that Mr. Vort will continue to provide services to the Company as a consultant through March 31, 2023.

On July 18, 2022, iRhythm and Mr. Vort entered into a Resignation and Release of Claims (the “Resignation and Release Agreement”) and a consulting agreement (the “Consulting Agreement”) outlining the terms of service and his compensation. The Resignation and Release Agreement and the Consulting Agreement (which is attached as Exhibit A to the Resignation and Release Agreement) are filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

On June 24, 2022, the Compensation and Talent Management Committee of the Board of Directors of the Company, after considering input from its compensation consultant, Compensia, Inc., approved the material terms of an offer letter for Chad Patterson for the position of Chief Commercial Officer.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Resignation and Release of Claims by and between iRhythm Technologies, Inc. and David A. Vort, dated July 18, 2022
99.1	Press Release dated July 18, 2022
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: July 18, 2022	By:	/s/ Quentin Blackford
Quentin S. Blackford
President and Chief Executive Officer